UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2013

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One S. Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 1, 2013, Century Aluminum Sebree LLC (“Century Sebree”), a wholly owned subsidiary of Century Aluminum Company (the “Company”), and Alcan Primary Products Corporation (“APPC”), an affiliate of Rio Tinto Alcan Inc., entered into Amendment No. 1 (the “Amendment”) to the Asset Sale Agreement (the “Asset Sale Agreement”) by and between APPC and Century Sebree. The Asset Sale Agreement provides for the acquisition by Century Sebree of substantially all of the assets of the Sebree aluminum smelter located in Robards, Kentucky (the “Facility”) for $61 million in cash, after taking into account a $4 million purchase price reduction relating to certain assumed retiree medical obligations (the “Acquisition”). The Amendment, among other things, allocates between Century Sebree and APPC the liabilities associated with certain incentive and performance bonuses payable to employees of the Facility.
The foregoing description of the Amendment in this Current Report on Form 8-K is a summary only and is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 1, 2013, Century Sebree completed the Acquisition. A copy of the press release issued on June 3, 2013 announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial statements of business acquired.
The historical financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(b)     Pro forma financial information.
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(d)      Exhibits.

Exhibit Number	Description
2.1	Amendment No. 1, dated June 1, 2013, to Asset Sale Agreement, dated April 28, 2013, by and between Century Echo LLC (now Century Aluminum Sebree LLC) and Alcan Primary Products Corporation.
99.1	Press Release dated June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 6, 2013	By:	/s/ Jesse E. Gary
			Name: Title:	Jesse E. Gary Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
2.1	Amendment No. 1, dated June 1, 2013, to Asset Sale Agreement, dated April 28, 2013, by and between Century Echo LLC (now Century Aluminum Sebree LLC) and Alcan Primary Products Corporation.
99.1	Press Release dated June 3, 2013.